Exhibit 10.6

                                                                  EXECUTION COPY
                                                                  --------------

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FREDERICK BREWING CO. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                        Right to Purchase Shares of Common Stock of Frederick Brewing Co. (subject to adjustment as provided herein)

                         COMMON STOCK PURCHASE WARRANT

No. C-1                                                          August 24, 1999

         FREDERICK BREWING CO., a corporation organized under the laws of the State of Maryland (the "Company"), hereby certifies that, for value received, SNYDER INTERNATIONAL BREWING GROUP, LLC, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company after August 24, 1999 at any time or from time to time until ten business days after the holder hereof receives written notice from the Company that all Existing Convertible Securities (as defined herein) shall have been converted, exercised, exchanged, terminated or expired (the "Expiration Date"), the number of fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.0004 par value per share, of the Company, equal to the number of shares of Common Stock issuable under the Existing Convertible Securities at a per share purchase price of $0.01 per share (such purchase price per share is referred to herein as the "Purchase Price") in such amounts and at such times as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include Frederick Brewing Co. and any corporation which shall succeed or assume the obligations of Frederick Brewing Co. hereunder.

         (b) The term "Common Stock" includes (a) the Company's Common Stock, $.00004 par value per share, as authorized on the date of the Agreement, and (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency).


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         (c) The term "Existing Convertible Securities" refers to all securities of the Company outstanding on the date hereof that are convertible into or exercisable or exchangeable for Common Stock, including, without limitation, any convertible preferred stock, warrants and options, and any convertible, exercisable or exchangeable securities issued after the date hereof in exchange for or in replacement of or pursuant to the terms of any Existing Convertible Securities.

         (d) The term "Unexercised Exercisable Warrants" means the Warrants that are exercisable hereunder pursuant to a Triggering Conversion Notice or Notices that are not exercised.

         1. Exercise of Warrant.

                  1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled, upon the Company's receipt of notice (each, a "Triggering Conversion Notice") that any Existing Convertible Securities are being converted, exchanged or exercised, to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, the number of shares of Common Stock of the Company equal to the number of shares of Common Stock of the Company to be issued under the Triggering Conversion Notice.

                  1.2 Full Exercise. This Warrant may be exercised in full as to the number of shares of Common Stock of the Company reflected in the relevant Triggering Conversion Notice (plus the number of any Unexercised Exercisable Warrants) by the holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercised by the Purchase Price (as hereinafter defined).

                  1.3 Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) as to the number of shares of Common Stock of the Company reflected in the relevant Triggering Conversion Notice (plus the number of any Unexercised Exercisable Warrants) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form (which number shall not exceed the number of shares of Common Stock issuable pursuant to the relevant Triggering Conversion Notice plus the number of any Unexercised Exercisable Warrants) by (b) the Purchase Price.

                  1.4 Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                  (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.


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                  (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                  (c) If the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

         1.5 Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

         2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the date of issuance of the shares of Common Stock issued pursuant to the Triggering Conversion Notice, provided that the holder of this Warrant shall have made payment for the shares purchased upon exercise of this Warrant within 5 business days of receipt of the relevant Triggering Conversion Notice. If payment is not received within such five business day period, the date of issuance shall be deemed the date of receipt of payment for such shares. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value of one full share on the business day immediately preceding the date of issuance.

         3. Reservation of Stock, etc. Issuable on Exercise of Warrant:
Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, 610,000 shares of Common Stock, provided that the number of shares of Common Stock reserved with respect to this Warrant shall be increased at the written request of the holder hereof by an amount mutually agreed to by the holder and the Company based on the number of Existing Convertible Securities then outstanding and the market price of the Common Stock of the Company. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

         4. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred (in whole but not in part) by registered holder hereof (a "Transferor") in connection with a sale by such holder of its equity interests in the Company. On the surrender for exchange of this Warrant, with the Transferor's


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

endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the transferee specified in such Transferor Endorsement Form (a "Transferee"), for the aggregate for the number of shares of Common Stock called for in the Warrant so surrendered by the Transferor.

         5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         6. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         7. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         8. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Ohio. Any dispute relating to this Warrant shall be adjudicated in Ohio. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


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         IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.


                                             FREDERICK BREWING CO.

                                             By: /s/ Kevin E. Brannon
                                                 -------------------------------
                                                 Name: Kevin E. Brannon
                                                 Title: Chairman and CEO


Witness:

/s/ [ILLIGIBLE]
---------------------------





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

                                    Exhibit A

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO: Frederick Brewing Co.

         The undersigned, the holder of the within Warrant, hereby irrevocable elects to exercise this Warrant for, and to purchase thereunder, ______ shares of Common Stock of Frederick Brewing Co. and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, _______________________________, whose address is _____________________________________.

         The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.



Dated:_________________________


                                    ____________________________________________
                                    (Signature must conform to name of holder as specified on the face of the Warrant)

                                    ____________________________________________
                                    (Address)





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

                                    Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns and transfers unto the person(s) named below under the heading "Transferee" the right represented by the within Warrant to purchase shares of Common Stock of Frederick Brewing Co. and appoints such person attorney to transfer its respective right on the books of Frederick Brewing Co. with full power of substitution in the premises.



Dated:___________________, 1999     ____________________________________________
                                    (Signature must conform to name of holder as specified on the face of the Warrant)



Signed in the presence of:

_______________________________     ____________________________________________
(Name)                              (Address)


ACCEPTED AND AGREED:                ____________________________________________
[TRANSFEREE]                        (Address)

_______________________________
(Name)



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